--------------------------------------------------------------------------------
[CLIP ART]                                                            [CLIP ART]

                                   Municipal
                                  High Income
                                   Fund Inc.

                                                                      Quarterly
                                                                        Report

                                                                      [CLIP ART]

                                                                       July 31,
                                                                         2002
--------------------------------------------------------------------------------

================================== [CLIP ART] ==================================

                         Municipal High Income Fund Inc.

Dear Shareholder:

      Enclosed herein is the quarterly report for the Municipal High Income Fund Inc. ("Fund") for the nine months ended July 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

Performance Update

      During the nine months ended July 31, 2002, the Fund distributed income dividends to shareholders totaling $0.43 per share. The table below details the annualized distribution rate and the nine-month total return for the Fund based on its July 31, 2002 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price.(1)

            Price                   Annualized               Nine-Month
          Per Share            Distribution Rate(2)        Total Return(2)
         ------------          --------------------        ---------------
         $8.44 (NAV)                   6.61%                    2.59%
         $8.16 (NYSE)                  6.84%                   (0.47)%

----------
(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the results (total net assets) by the total number of shares outstanding. The NAV fluctuates with changes in the value of the securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply and demand.
(2) Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital-gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.0465 for 12 months. This rate is as of July 31, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.

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

================================== [CLIP ART] ==================================

      During the nine months ended July 31, 2002, the Fund generated a total return based on NAV of 2.59%. In comparison, the Fund's Lipper Inc. ("Lipper") peer group of high-yield municipal debt closed-end funds returned 2.94% based on NAV for the same period.(3)

Investment Strategy

      The Fund seeks to maximize current income exempt from federal income tax(4) by investing, under normal market conditions, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in intermediate-term and long-term municipal securities.(5)

Economic and Market Overview

      The U.S. campaign against terrorism, mixed economic signals as well as a multitude of high profile U.S. corporate scandals resulted in heightened investor apprehension and extended stock market volatility. As a result, the U.S. Treasury market directly benefited from this volatility as investors sought a "safe haven." Municipal bond prices also fared well in this environment. However, total returns for municipal bonds lagged U.S. Treasuries during the second half of 2001 as a heavy calendar of tax-exempt new issues prevented municipal prices from keeping pace with their taxable counterparts. State and local governments combined to issue large amounts of municipal debt to fund new projects and refinance outstanding issues during the period.

      Total returns in the high yield segment of the municipal market were also significantly below those on better quality paper as the "flight to quality" placed a great deal of emphasis on high grade debt with shorter maturities. This trend caused the yield curve(6) to steepen (yields on short-term paper declined far more dramatically than yields on long-term bonds) and credit quality spreads (the difference in yield between higher quality and lower quality bonds) to widen. One part of the market that was particularly hard hit, as a direct result of the September 11th terrorist attacks was special airport facilities financings for airlines. However, our expectation of a

----------
(3) Source: Lipper Inc. Average annual total returns are based on nine-month period as of July 31, 2002, calculated among 12 funds in the closed-end high-yield municipal debt fund category, as defined by Lipper Inc., with reinvestment of dividends and capital gains, excluding sales charges.
(4) Certain investors may be subject to the Federal Alternative Minimum Tax ("AMT"), and state and local taxes may apply. Capital gains, if any, are fully taxable.
(5) The Fund's investments are subject to interest rate and credit risks. Portfolio holdings may include lower-quality securities that present greater risk of loss of principal and interest than higher-rated securities. Investments in high-yield securities commonly known as "junk bonds" involve a greater risk of loss than an investment in investment-grade securities and are considered speculative.
(6) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credits quality but different maturities.

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

================================== [CLIP ART] ==================================

gradually improving economy may alleviate credit quality concerns, which we anticipate may enhance the relative performance prospects of high yield municipals.

      The new calendar year commenced with a decline in short-term rates due to seasonal technical factors arising from the "January effect." The January effect describes a temporary increase in the demand for money-market instruments caused by an influx of cash from maturing bonds and coupon interest chasing a dearth of supply.

      A significant rise in yields occurred during March, as a shift in monetary-policy sentiment coupled with positive economic data roiled the money markets. However at the conclusion of the March, May and June Federal Open Market Committee ("FOMC")(7) meetings, the U.S. Federal Reserve Board ("Fed") held the federal funds rate ("fed funds rate")(8) steady. As the bond market continued its rise, tax-free instruments continued to look attractive.

      Treasury yields were lower at the end of the reporting period than they were at the end of the first quarter due to continued weakness in the U.S. equities market as well as geopolitical concerns. The equities market stabilized during the first quarter of 2002 as the result of positive growth in Gross Domestic Product ("GDP"),(9) but subsequently suffered through one of the worst quarters in recent history during the second quarter. The U.S. Treasury market continued to experience large inflows as a result of equity market uncertainty.

Market and Economic Outlook

      Although the economy may struggle for another quarter or so, we believe it is on the road to recovery and should gain momentum by late 2002. We also expect inflation to remain subdued. Therefore, we believe the FOMC will not raise the fed funds rate through the end of the calendar year. While we have some concerns about an improving economy putting pressure on bonds, we anticipate that fixed income markets should perform well as long as geopolitical risk is high and corporate malaise continues.

      We feel one obstacle to this recovery could be lingering skepticism among some investors about truthfulness in corporate accounting practices. However, we also feel corporate profits could improve enough by late 2002 and early 2003 to exceed investor expectations.

----------
(7) The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
(8) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
(9) GDP is a market value of goods and services produced by labor and property in a given country.

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

================================== [CLIP ART] ==================================

      Municipal-bond market pundits are predicting a record year for new-issue financing, as state and local governments are expected to take advantage of a renewed low interest-rate environment. This large amount of supply may keep price levels low, a point which could help municipal bonds offer competitive returns versus many other securities in the fixed-income market.

      We continue to pay close attention to credit quality, as many states and municipalities face future budget challenges caused by a depressed stock market and shrinking tax revenues. In our opinion this weaker revenue picture may have credit rating implications for many states, especially states that rely heavily on capital gains taxes as a source of income.

      In closing, thank you for investing in the Municipal High Income Fund Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ Heath B. McLendon                       /s/ Peter M. Coffey

Heath B. McLendon                           Peter M. Coffey
Chairman                                    Vice President and
                                            Investment Officer

August 27, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 6 through 14 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of July 31, 2002 and is subject to change.

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

================================== [CLIP ART] ==================================

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors may reinvest their dividends in an effort to take advantage of what can be one of the most effective wealth-building tools available today? When the Fund achieves its objectives, systematic investments by shareholders put time to work for them through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A more complete description of the Plan begins on page 27. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of either 98% of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If 98% of the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Fund will buy common stock for your account in the open market or on the New York Stock Exchange.

If the Fund begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at 98% of the Fund's NAV per share. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

--------------------------------------------------------------------------------


                                       5
================================================================================

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Schedule of Investments (unaudited)
                                                                   July 31, 2002
================================================================================

   FACE
   AMOUNT    RATING(a)                         SECURITY                                 VALUE
=================================================================================================
Alabama -- 4.0%
$ 4,000,000  BBB-   Butler, AL IDB, Solid Waste Disposal Revenue, (James River
                      Corp. Project), 8.000% due 9/1/28 (b) .....................    $  4,190,680
    615,000  NR     Capstone Improvement District of Brookwood, AL, Series A,
                      7.700% due 8/15/23 ........................................         586,163
  1,000,000  CCC    Mobile, AL IDB, Solid Waste Disposal Revenue, (Mobile
                      Energy Services Co. Project), 6.950% due 1/1/20 (c) .......          10,000
  1,000,000  NR     Rainbow City, AL Special Health Care Facility Financing
                      Authority, Series A, 8.250% due 1/1/31 ....................       1,026,540
  1,000,000  AAA    West Jefferson, AL Amusement & Public Park Authority
                      Revenue, (Visionland Project), (Pre-Refunded -- Escrowed
                      with U.S. government securities to 12/1/06 Call @ 102),
                      8.000% due 12/1/26 ........................................       1,227,520
                                                                                     ------------
                                                                                        7,040,903
                                                                                     ------------
Alaska -- 0.6%
  1,055,000  NR     Alaska Industrial Development & Export Authority Revenue,
                      Williams Lynxs Alaska Cargoport, 8.125% due 5/1/31 (b) ....       1,105,672
                                                                                     ------------
Arizona -- 3.1%
  1,500,000  NR     Casa Grande, AZ IDA Hospital Revenue, Casa Grande Regional
                      Medical Center, Series A, 7.625% due 12/1/29 ..............       1,578,360
  1,750,000  CCC    Gila County, AZ IDA Revenue, ASARCO Inc.,
                      5.550% due 1/1/27 .........................................         437,500
                    Maricopa, AZ IDA, MFH Revenue:
    490,000  NR       Avalon Apartments Project, Series C, 10.000% due 4/1/30 ...         489,990
  1,000,000  NR       Gran Victoria Housing LLC Project, Series B,
                        10.000% due 5/1/31 ......................................       1,040,370
  1,830,000  NR     Phoenix, AZ IDA, MFH Revenue, (Ventana Palms
                      Apartments Project), Series B, 8.000% due 10/1/34 .........       1,855,712
                                                                                     ------------
                                                                                        5,401,932
                                                                                     ------------
California -- 2.0%
  1,500,000  NR     Barona, CA Band of Mission Indians, GO, 8.250% due 12/1/20 ..       1,604,985
  1,865,000  Ba3*   Vallejo, CA COP, Touro University, 7.375% due 6/1/29 ........       1,917,108
                                                                                     ------------
                                                                                        3,522,093
                                                                                     ------------
Colorado -- 0.6%
  1,000,000  NR     Highline Business Improvement District, Littleton CO, GO,
                      Series B, 8.750% due 12/15/19 .............................       1,066,460
                                                                                     ------------
Connecticut -- 1.9%
                    Connecticut State Development Authority:
  1,735,000  NR       Aquarium Project Revenue, (Mystic Marinelife Aquarium
                        Project), Series A, 7.000% due 12/1/27 ..................       1,766,924

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                   July 31, 2002
================================================================================

   FACE
   AMOUNT    RATING(a)                         SECURITY                                 VALUE
=================================================================================================
Connecticut -- 1.9% (continued)
$ 1,435,000  NR     Health Care Revenue, (Independent Living Project),
                      (Pre-Refunded -- Escrowed with state & local government
                      securities to 7/1/03 Call @ 102), Series B,
                      8.000% due 7/1/17 .........................................    $  1,539,425
                                                                                     ------------
                                                                                        3,306,349
                                                                                     ------------
Delaware -- 0.5%
  1,000,000  NR     Sussex County, DE Assisted Living Facilities Revenue,
                      (Heritage at Milford Project), 7.250% due 7/1/29 ..........         851,880
                                                                                     ------------
District of Columbia -- 0.6%
  1,000,000  AA     District of Columbia, Tobacco Settlement Financing Corp.,
                      Asset-Backed Bonds, 6.750% due 5/15/40 ....................       1,019,200
                                                                                     ------------
Florida -- 7.6%
                    Capital Projects Finance Authority, FL:
  2,000,000  NR       Continuing Care Retirement, Glenridge on Palmer Ranch,
                        Series A, 8.000% due 6/1/32 .............................       1,994,000
  2,000,000  NR       Student Housing Revenue, Florida University,
                        Series A, 7.850% due 8/15/31 ............................       2,045,800
  1,000,000  NR     Century Parc Community Development District, FL
                      Special Assessment, 7.000% due 11/1/31 ....................       1,012,770
  2,750,000  NR     Hillsborough County, FL IDA Revenue, (Lakeshore Villas
                      Project), Series A, 6.750% due 7/1/29 .....................       2,293,748
    875,000  NR     Homestead, FL IDR, Community Rehabilitation Providers
                      Program, Series A, 7.950% due 11/1/18 .....................         907,419
  2,000,000  BBB++  Martin County, FL IDA, IDR, (Indiantown Cogeneration
                      Project), Series A, 7.875% due 12/15/25 (b) ...............       2,068,320
  1,000,000  NR     Orange County, FL Health Facilities Authority Revenue,
                      First Mortgage, (GF/Orlando Inc. Project),
                      9.000% due 7/1/31 .........................................       1,023,540
  2,000,000  NR     Reunion East Community Development District, FL Special
                      Assessment, Series A, 7.375% due 5/1/33 ...................       1,999,660
                                                                                     ------------
                                                                                       13,345,257
                                                                                     ------------
Georgia -- 4.9%
                    Atlanta, GA:
  1,000,000  AAA      Airport Revenue, Series B, 5.625% due 1/1/30 (b) ..........       1,030,500
  2,500,000  NR       Tax Allocation, (Atlantic Station Project),
                        7.900% due 12/1/24 ......................................       2,507,725
  1,000,000  NR       Urban Residential Finance Authority, MFH Revenue,
                        Park Place Apartments, Series A, 6.750% due 3/1/31 ......         950,450
  2,000,000  NR     Clayton County, GA Development Authority Revenue,
                      First Mortgage, Senior Care Group Inc., (Bayberry
                      Project), Series A, 6.750% due 7/1/29 (c) .................         440,000

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                   July 31, 2002
================================================================================

   FACE
   AMOUNT    RATING(a)                         SECURITY                                 VALUE
=================================================================================================
Georgia -- 4.9% (continued)
$   500,000  NR     Fulton County, GA Residential Care Facilities, Senior Lien,
                      Series A, 7.000% due 7/1/29 ...............................    $    452,115
  1,000,000  NR     Gainesville & Hall County, GA Development Authority Revenue,
                      Senior Living Facility, Lanier Village Estates, Series C,
                      7.250% due 11/15/29 .......................................       1,019,430
  1,435,000  NR     Savannah, GA EDA Revenue, Marshview Inn, Series A,
                      7.125% due 7/1/29 .........................................       1,007,198
  1,000,000  NR     Walton County, GA IDA, IDR, (Walton Manufacturing Co.
                      Project), 8.500% due 9/1/07 ...............................       1,090,570
                                                                                     ------------
                                                                                        8,497,988
                                                                                     ------------
Illinois -- 2.1%
  2,000,000  AAA    Chicago, IL GO, Neighborhoods Alive 21 Program,
                      FGIC-Insured, 5.500% due 1/1/31 ...........................       2,065,080
  2,500,000  AAA    Illinois Sports Facilities Authority Revenue,
                      5.539% due 6/15/30 ........................................       1,638,175
                                                                                     ------------
                                                                                        3,703,255
                                                                                     ------------
Indiana -- 1.6%
  2,500,000  B-     East Chicago, IN PCR, (Inland Steel Co. Project No. 10)
                      6.800% due 6/1/13 .........................................       1,500,000
  1,000,000  CCC    Indiana State Development Finance Authority, PCR, (Inland
                      Steel Co. Project No. 13), 7.250% due 11/1/11 (b) .........         380,000
    975,000  NR     Indianapolis, IN MFH Revenue, (Lake Nora Fox Club
                      Project), Series B, 7.500% due 10/1/29 ....................         956,036
                                                                                     ------------
                                                                                        2,836,036
                                                                                     ------------
Kentucky -- 0.8%
  1,500,000  BB     Kenton County, KY Airport Board Revenue, (Delta Airlines
                      Project), Series A, 7.500% due 2/1/20 (b) .................       1,377,375
                                                                                     ------------
Louisiana -- 6.2%
  1,200,000  A3*    Lake Charles, LA Harbor & Terminal District, Port Facilities
                      Revenue, (Trunkline LNG Co. Project), 7.750% due 8/15/22 ..       1,244,220
  2,000,000  NR     Louisiana Local Government Environmental Facilities,
                      Community Development Authority Revenue, St. James
                      Place, Series A, 8.000% due 11/1/25 .......................       2,083,000
  3,000,000  NR     Louisiana Public Facilities Authority Hospital Revenue,
                      (Lake Charles Memorial Hospital Project), 8.625%
                      due 12/1/30 ...............................................       2,697,450
                    Port of New Orleans, LA IDR:
                      Avondale Industries, Inc. Project:
    645,000  NR         8.250% due 6/1/04 .......................................         677,901
  2,845,000  NR         8.500% due 6/1/14 .......................................       3,059,769
  1,000,000  BB-      Continental Grain Co. Project, 7.500% due 7/1/13 ..........       1,034,240
                                                                                     ------------
                                                                                       10,796,580
                                                                                     ------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                   July 31, 2002
================================================================================

   FACE
   AMOUNT    RATING(a)                         SECURITY                                 VALUE
=================================================================================================
Maine -- 0.0%
$    15,000  AA+    Maine State Housing Authority, Mortgage Purchase Revenue,
                      Series C-2, 7.000% due 11/15/32 (b) .......................    $     15,648
                                                                                     ------------
Maryland -- 1.7%
  3,000,000  NR     Maryland State Economic Development Corp. Revenue,
                      Chesapeake Bay, Series A, 7.730% due 12/1/27 ..............       3,013,320
                                                                                     ------------
Massachusetts -- 5.4%
    970,000  NR     Boston, MA IDA Financing Revenue, (Roundhouse Hospitality
                      LLC Project), 7.875% due 3/1/25 (b) .......................         976,053
                    Massachusetts State Development Finance Agency Revenue:
  1,000,000  NR       Alliance Health Care Facility, Series A,
                        7.100% due 7/1/32 .......................................       1,005,790
  1,000,000  NR       Briarwood, Series B, 8.250% due 12/1/30 ...................       1,044,750
                    Massachusetts State Health & Education Facilities Authority
                      Revenue:
  1,000,000  AAA        Beth Israel Deaconess Medical Center, Series G-4,
                          AMBAC-Insured, Variable Rate INFLOS,
                          10.977% due 7/1/25 (d) ................................       1,043,020
  1,000,000  BBB        Caritas Christi Obligation, Series B,
                          6.750% due 7/1/16 .....................................       1,083,490
  1,060,000  Ba2*       Saint Memorial Medical Center, Series A,
                          6.000% due 10/1/23 ....................................         959,989
  1,145,000  AA     Massachusetts State HFA, Single-Family Housing Revenue,
                      Series 38, 7.200% due 12/1/26 (b) .........................       1,197,063
  2,000,000  NR     Massachusetts State Industrial Finance Agency Revenue,
                      Assisted Living Facility, (Marina Bay LLC Project),
                      7.500% due 12/1/27 (b) ....................................       2,054,380
                                                                                     ------------
                                                                                        9,364,535
                                                                                     ------------
Michigan -- 1.9%
                    Garden City, MI Hospital Finance Authority, Hospital
                      Revenue, Garden City Hospital Obligation Group, Series A:
  2,000,000  B1*        5.625% due 9/1/10 .......................................       1,648,420
  1,000,000  B1*        5.750% due 9/1/17 .......................................         718,370
  2,000,000  NR     Michigan State Strategic Fund, Resource Recovery Limited
                      Obligation Revenue, Central Wayne Energy Recovery L.P.,
                      Series A, 6.900% due 7/1/19 (b) ...........................       1,000,000
                                                                                     ------------
                                                                                        3,366,790
                                                                                     ------------
Minnesota -- 2.5%
  1,000,000  NR     Minneapolis & St. Paul MN, Metropolitan Airports Community
                      Special Facility Revenue, (Northwest Airlines Project),
                      Series A, 7.000% due 4/1/25 (b) ...........................         895,990

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                   July 31, 2002
================================================================================

   FACE
   AMOUNT    RATING(a)                         SECURITY                                 VALUE
=================================================================================================
Minnesota -- 2.5% (continued)
$ 2,000,000  NR     Sartell, MN Health Care & Housing Facilities Revenue,
                      (Foundation for Healthcare Project), Series A,
                      6.500% due 9/1/16 .........................................    $  1,892,460
  1,935,000  Ba2*   St. Paul, MN Housing & Redevelopment Authority Hospital
                      Revenue, (Healtheast Project), Series A,
                      6.625% due 11/1/17 ........................................       1,635,152
                                                                                     ------------
                                                                                        4,423,602
                                                                                     ------------
Montana -- 2.4%
  4,525,000  NR     Montana State Board of Investment Resource Recovery
                      Revenue, (Yellowstone Energy L.P. Project),
                      7.000% due 12/31/19 (b) ...................................       4,178,928
                                                                                     ------------
New Jersey -- 5.7%
  3,000,000  B1*    Camden County, NJ Improvement Authority Revenue, (Health
                      Care Redevelopment Project - Cooper Health System),
                      5.875% due 2/15/15 ........................................       2,355,000
                    New Jersey EDA, Series A:
  1,000,000  NR       Healthcare Facility Revenue, (Sayreville Senior Living
                        Project), 6.375% due 4/1/29 .............................         420,000
    850,000  NR       Presbyterian Home at Montgomery Inc., First Mortgage, .....         856,562
                        Series A, 6.375% due 11/1/31
  1,000,000  NR       Retirement Community Revenue, 8.250% due 11/15/30 .........       1,081,710
                    New Jersey Health Care Facilities Financing Authority Revenue:
  2,000,000  NR       Raritan Bay Medical Center, 7.250% due 7/1/27 .............       2,028,880
  3,000,000  BBB-     Trinitas Hospital Obligation Group, 7.500% due 7/1/30 .....       3,286,650
                                                                                     ------------
                                                                                       10,028,802
                                                                                     ------------
New Mexico -- 0.2%
    300,000  AAA    New Mexico Mortgage Finance Authority, Single-Family
                      Mortgage Program, Series B, FHA-Insured,
                      8.300% due 3/1/20 (b) .....................................         310,890
                                                                                     ------------
New York -- 5.1%
    700,000  NR     Brookhaven, NY IDA, Civic Facility Revenue, Memorial Hospital
                      Medical Center, Series A, 8.250% due 11/15/30 .............         744,065
                    Monroe County, NY IDA:
  1,900,000  NR       Empire Sports Project, Series A, 6.250% due 3/1/28 ........       1,147,885
  1,000,000  NR       Woodland Village Project, 8.550% due 11/15/32 .............       1,057,960
                    New York City, NY IDA, Civic Facility Revenue:
  1,380,000  NR       Community Residence for the Developmentally Disabled,
                        7.500% due 8/1/26 .......................................       1,443,922
  1,335,000  NR       Special Needs Facility Pooled Program, Series A-1,
                        8.125% due 7/1/19 .......................................       1,425,153

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                   July 31, 2002
================================================================================

   FACE
   AMOUNT    RATING(a)                         SECURITY                                 VALUE
=================================================================================================
New York -- 5.1% (continued)
                    Suffolk County, NY IDA Civic Facility Revenue, Southampton
                      Hospital Association:
$ 1,000,000  NR         Series A, 7.250% due 1/1/20 .............................    $  1,004,630
  1,000,000  NR         Series A, 7.750% due 1/1/22 .............................         994,930
  1,000,000  NR         Series B, 7.625% due 1/1/30 .............................       1,023,100
                                                                                     ------------
                                                                                        8,841,645
                                                                                     ------------
North Carolina -- 1.5%
  1,000,000  NR     Charlotte, NC Special Facilities Revenue, Charlotte/Douglas
                      International Airport, 5.600% due 7/1/27 (b) ..............         482,520
                    North Carolina Medical Care Commission, Health Care
                      Facilities Revenue, First Mortgage, (De Paul Community
                      Facilities Project):
  1,240,000  NR         6.125% due 1/1/28 .......................................       1,103,860
  1,000,000  NR         7.625% due 11/1/29 ......................................       1,019,380
                                                                                     ------------
                                                                                        2,605,760
                                                                                     ------------
Ohio -- 3.1%
  1,500,000  BBB    Cuyahoga County, OH Hospital Facilities Revenue,
                      (Canton Inc. Project), 7.500% due 1/1/30 ..................       1,633,470
                    Montgomery County, OH Health Systems Revenue, Series B-1,
                      (Escrowed with state & local government securities to
                      7/1/06 Call @ 102):
  1,035,000  AAA        Pre-Refunded, 8.100% due 7/1/18 .........................       1,259,015
    420,000  AAA        Un-Refunded, 8.100% due 7/1/18 ..........................         488,813
  2,000,000  BBB-   Ohio State Air Quality Development Authority, Revenue
                      Refunding, Cleveland Pollution Control, Series A,
                      6.000% due 12/1/13 ........................................       2,025,780
  1,250,000  NR     Ohio State Solid Waste Revenue, Republic Engineered
                      Steels Inc., 9.000% due 6/1/21 (b)(c) .....................          15,625
                                                                                     ------------
                                                                                        5,422,703
                                                                                     ------------
Oklahoma -- 0.9%
  2,000,000  B2*    Oklahoma Development Finance Authority Revenue, Hillcrest
                      Healthcare System, Series A, 5.625% due 8/15/29 ...........       1,477,460
                                                                                     ------------
Pennsylvania -- 13.2%
  2,200,000  CCC+   Allegheny County, PA IDA, Airport Special Facilities
                      Revenue, (USAir Inc. Project), Series B, 8.500%
                      due 3/1/21 (b) ............................................       1,199,176
                    Beaver County, PA IDA, PCR:
  1,500,000  BBB      Cleveland Electric Illuminating Co. Project,
                        7.625% due 5/1/25 .......................................       1,613,640
  2,000,000  BBB      Toledo Edison Co. Project, 7.625% due 5/1/20 ..............       2,151,520
  3,000,000  NR     Dauphin County, PA General Authority Revenue, Hotel &
                      Conference Center-Hyatt Regency, 6.200% due 1/1/29 ........       2,669,970

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                   July 31, 2002
================================================================================

   FACE
   AMOUNT    RATING(a)                         SECURITY                                 VALUE
=================================================================================================
Pennsylvania -- 13.2% (continued)
$ 1,400,000  A-1+   Geisinger Authority, PA, Health System Revenue,
                      1.100% due 8/1/28 (e) .....................................    $  1,400,000
  2,500,000  A3*    Luzerne County, PA IDA, Exempt Facilities Revenue,
                      (Pennsylvania Gas & Water Co. Project), Series B,
                      7.125% due 12/1/22 (b) ....................................       2,572,575
  2,640,000  NR     Montgomery County, PA Higher Education & Health
                      Authority Revenue, Temple Continuing Care Center,
                      6.625% due 7/1/19 .........................................       2,406,360
    135,000  NR     Northumberland County, PA IDA, IDR, (Beverly Enterprises
                      Inc. Project), 6.875% due 2/1/03 ..........................         136,374
  1,000,000  NR     Philadelphia, PA Authority for IDR, (Host Marriott L.P.
                      Project), Remarketed 10/31/95, 7.750% due 12/1/17 .........       1,040,130
                    Scranton-Lackawanna, PA Health & Welfare Authority Revenue:
    500,000  BB+++    Allied Services Rehab Hospitals Project, Series A,
                        7.600% due 7/15/20 ......................................        506,050
                      Moses Taylor Hospital Project:
  1,240,000  BBB-       6.150% due 7/1/14 .......................................       1,141,618
  3,050,000  BBB-       6.250% due 7/1/20 .......................................       2,666,585
  1,500,000  NR     Waterlefe Community Development District, FL Golf Course
                      Revenue, 8.125% due 10/1/25 ...............................       1,530,180
  2,000,000  NR     Westmoreland County, PA IDA, Healthcare Facilities,
                      Redstone Highlands Health, Series B, 8.125% due 11/15/30 ..       2,090,340
                                                                                     ------------
                                                                                       23,124,518
                                                                                     ------------
South Carolina -- 3.4%
                    Connector 2000 Association Inc., SC Toll Road Revenue:
                      Capital Appreciation, Series B:
  3,100,000  BBB-       Zero coupon bond to yield 9.124% due 1/1/27 .............         346,766
  7,750,000  BBB-       Zero coupon bond to yield 10.659% due 1/1/34 ............         462,520
  2,000,000  BBB-     Southern Connector Project, Series A, 5.375% due 1/1/38 ...       1,396,500
    435,000  NR     Florence County, SC IDR, Stone Container Corp.,
                      7.375% due 2/1/07 .........................................         441,073
    595,000  NR     McCormick County, SC COP, 9.750% due 7/1/09 .................         598,796
  2,650,000  NR     Tobacco Settlement Revenue Management Authority, SC,
                      Variable Rate INFLOS, 10.293% due 5/15/28 (d) .............       2,637,386
                                                                                     ------------
                                                                                        5,883,041
                                                                                     ------------
South Dakota -- 0.9%
  1,575,000  NR     Oglala Sioux Tribe, SD Pine Ridge County, Revenue Bonds,
                      7.500% due 7/1/13 .........................................       1,580,749
                                                                                     ------------
Tennessee -- 1.1%
  1,915,000  NR     Shelby County, TN Health, Educational & Housing Facilities
                      Board Revenue, MFH, (Hedgerow Apartments Project),
                      6.875% due 7/1/36 .........................................       1,850,330
                                                                                     ------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                   July 31, 2002
================================================================================

   FACE
   AMOUNT    RATING(a)                         SECURITY                                 VALUE
=================================================================================================
Texas -- 7.4%
                    Bexar County, TX Housing Financial Corp, MFH:
$ 1,000,000  NR       Continental Lady Ester, Series A, 6.875% due 6/1/29 .......    $    968,400
  1,185,000  Baa3*    Nob Hill Apartments, Series B, 8.500% due 6/1/31 ..........       1,180,947
    250,000  Baa3*    Waters at Northern Hills, Series C, 7.750% due 8/1/36 .....         247,337
  2,000,000  Ba2*   El Paso, TX International Airport Revenue, Special
                      Facilities, (Marriott Corp. Project), 7.750% due 3/1/12 ...       2,033,960
  2,750,000  B+     Houston, TX Airport Systems Revenue, Special Facilities,
                      Continental Airlines Inc., Series C, 6.125%
                        due 7/15/27 (b) .........................................       2,100,670
                    Houston, TX Hotel Occupancy, Tax & Special Revenue,
                      Capital Appreciation, Series B, AMBAC-Insured:
  3,000,000  AAA        Zero coupon bond to yield 5.515% due 9/1/32 .............         555,090
  1,000,000  AAA        Zero coupon bond to yield 5.516% due 9/1/33 .............         174,940
  2,710,000  AAA    Houston, TX Water and Sewer System Revenue, Capital
                      Appreciation, Jr. Lien, Series A, zero coupon bond to
                      yield 5.560% due 12/1/23 ..................................         839,910
  1,000,000  CCC++  Northgate Crossing, TX, Municipal Utility, District
                      No. 1, GO, 8.875% due 12/1/13 .............................       1,037,770
  1,405,000  BBB-   Sam Rayburn, TX Municipal Power Agency, Series A,
                      6.750% due 10/1/14 ........................................       1,444,747
    995,000  Baa3*  Texas State Affordable Housing Corp. MFH Revenue,
                      HIC Arborstone/Baybrook, Series C, 7.250% due 11/1/31 .....         958,464
  1,405,000  A3*    Travis County, TX Housing Finance Authority, MFH Revenue,
                      (Lakeview Apartments Project), Series A,
                      6.375% due 1/1/34 .........................................       1,416,788
                                                                                     ------------
                                                                                       12,959,023
                                                                                     ------------
Utah -- 1.8%
  1,615,000  NR     Hurricane, UT Health Facilities Development Revenue,
                      (Mission Health Services Project), 10.500% due 7/1/20 .....       1,130,500
  2,000,000  NR     Utah State HFA Revenue, (RHA Community Services
                      of Utah Inc. Project), Series A, 6.875% due 7/1/27 ........       1,963,620
                                                                                     ------------
                                                                                        3,094,120
                                                                                     ------------
Virginia -- 1.8%
    590,000  NR     Alexandria, VA Redevelopment & Housing Authority,
                      MFH Revenue, (Parkwood Court Apartments Project)
                      Series C, 8.125% due 4/1/30 ...............................         606,549
  1,000,000  NR     Fairfax County, VA EDA Revenue, Retirement Community,
                      Greenspring Village Inc., Series A, 7.500% due 10/1/29 ....       1,090,660
 23,400,000  BBB-   Pocahontas Parkway Association, VA Toll Road Revenue,
                      Capital Appreciation, Series B, zero coupon
                      bond to yield 8.822% due 8/15/34 ..........................       1,469,988
                                                                                     ------------
                                                                                        3,167,197
                                                                                     ------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                   July 31, 2002
================================================================================

   FACE
   AMOUNT    RATING(a)                         SECURITY                                 VALUE
=================================================================================================
West Virginia -- 0.6%
$ 1,000,000  NR     West Virginia EDA, Commercial Development Revenue,
                      (Stonewall Jackson Project), Series B, 8.000% due 4/1/30 ..    $    983,550
                                                                                     ------------
Wisconsin -- 2.9%
                    Badger Tobacco Asset Securitization Corp., WI:
  2,000,000  A1*      Asset-Backed Bonds, 6.375% due 6/1/32. ....................       1,961,860
  2,000,000  NR       Rite-PA 1046, Variable Rate INFLOS, 9.523%
                        due 12/1/06 (d) .........................................       1,932,280
  1,770,000  NR     Wisconsin State Health & Educational Facilities
                      Authority Revenue, (Benchmark Healthcare of Green
                      Bay Inc. Project), Series A, 7.750% due 5/1/27 ............       1,150,500
                                                                                     ------------
                                                                                        5,044,640
                                                                                     ------------
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $188,062,834**) ....................................    $174,608,231
                                                                                     ============

----------
(a) All ratings are by Standard & Poor's Ratings Service, except those which are identified by an asterisk (*), are rated by Moody's Investors Service and those which are identified by a double dagger (++), are rated by Fitch IBCA, Duff & Phelps.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c)   Security is currently in default.
(d) Inverse floating rate security-coupon varies inversely with level of short-term tax exempt interest rates.
(e) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 16 through 18 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                  Summary of Municipal Bonds by Combined Ratings
                                                       July 31, 2002 (unaudited)

================================================================================

--------------------------------------------------------------------------------
                                        Standard &          Percent of
         Moody's         and/or          Poor's         Total Investments
--------------------------------------------------------------------------------
           Aaa                             AAA                   6.1%
            Aa                             AA                    1.3
             A                              A                    4.1
           Baa                             BBB                  16.8*
            Ba                             BB                    5.4**
             B                              B                    5.6
           Caa                             CCC                   1.8***
          VMIG1                            A-1                   0.8
            NR                             NR                   58.1
                                                               -----
                                                               100.0%
                                                               =====

*     0.7% was rated by Fitch IBCA, Duff &Phelps.
**    0.5% was rated by Fitch IBCA, Duff &Phelps.
***   0.3% was rated by Fitch IBCA, Duff & Phelps.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                        Bond Ratings (unaudited)

================================================================================

The definitions of the applicable ratings symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA        -- Bonds rated "AAA" have the highest rating assigned by Standard &
              Poor's. Capacity to pay interest and repay principal is extremely strong.
AA         -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A          -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB        -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B,     -- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as
CCC and CC    predominantly speculative and with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ca," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa        -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa         -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A          -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                            Bond Ratings (unaudited) (continued)

Baa        -- Bonds rated "Baa" are considered as medium grade obligations,
              i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba         -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B          -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over many long period of time may be small.
Caa        -- Bonds that are rated "Caa" are of poor standing. These issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca         -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Fitch IBCA, Duff & Phelps ("Fitch") -- Ratings from "BBB" to "C" may be modified by the addition of a plus (+) sign or minus (-) to show relative standings with the major ratings categories.

BBB        -- Bonds rated "BBB" by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

BB         -- Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

CCC,       -- Default on bonds rated "CCC", "CC" and "C" by Fitch is a real
CC and C possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated "CC" appears probable, a "C" rating indicates imminent default.

NR         -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

                                             Short-Term Bond Ratings (unaudited)
================================================================================

A-1        -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1     -- Moody's highest rating for issues having a demand feature -- VRDO.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                               Security Descriptions (unaudited)
================================================================================

ABAG   -- Association of Bay Area Governments
AIG    -- American International Guaranty
AMBAC  -- American Municipal Bond
            Assurance Corporation
BAN    -- Bond Anticipation Notes
BIG    -- Bond Investors Guaranty
CGIC   -- Capital Guaranty Insurance Company
CHFCLI -- California Health Facility
            Construction Loan Insurance
CONNIE -- College Construction Loan
 LEE        Insurance Association
COP    -- Certificate of Participation
EDA    -- Economic Development Authority
ETM    -- Escrowed to Maturity
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage
            Corporation
FLAIRS -- Floating Adjustable Interest Rate
            Securities
FNMA   -- Federal National Mortgage Association
FRTC   -- Floating Rate Trust Certificates
FSA    -- Financing Security Assurance
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage
            Association
GO     -- General Obligation
HDC    -- Housing Development Corporation
HFA    -- Housing Finance Authority
IDA    -- Industrial Development
            Authority/Agency
IDB    -- Industrial Development Board
IDR    -- Industrial Development Revenue
INFLOS -- Inverse Floaters
ISD    -- Independent School District
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors
            Assurance Corporation
MFH    -- Multi-Family Housing
MVRICS -- Municipal Variable Rate Inverse
            Coupon Security
PCR    -- Pollution Control Revenue
PSFG   -- Permanent School Fund
            Guaranty
RAN    -- Revenue Anticipation Notes
RIBS   -- Residual Interest Bonds
RITES  -- Residual Interest
            Tax-Exempt Securities
SYCC   -- Structured Yield Curve
            Certificate
TAN    -- Tax Anticipation Notes
TECP   -- Tax-Exempt Commercial Paper
TOB    -- Tender Option Bonds
TRAN   -- Tax and Revenue Anticipation
            Notes
VA     -- Veterans Administration
VRWE   -- Variable Rate Wednesday
            Demand

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Statement of Assets and Liabilities (unaudited)
                                                                   July 31, 2002
================================================================================

ASSETS:
   Investments, at value (Cost -- $188,062,834) ..............    $ 174,608,231
   Interest receivable .......................................        2,644,089
   Receivable for securities sold ............................        1,877,647
                                                                  -------------
   Total Assets ..............................................      179,129,967
                                                                  -------------

LIABILITIES:
   Payable for securities purchased ..........................        2,002,868
   Payable to bank ...........................................          703,640
   Dividends payable .........................................          159,111
   Investment advisory fee payable ...........................           67,226
   Administration fee payable ................................           33,352
   Accrued expenses ..........................................          101,052
                                                                  -------------
   Total Liabilities .........................................        3,067,249
                                                                  -------------
Total Net Assets .............................................    $ 176,062,718
                                                                  =============

NET ASSETS:
   Par value of capital shares ...............................    $     208,582
   Capital paid in excess of par value .......................      193,377,737
   Undistributed net investment income .......................          486,911
   Accumulated net realized loss from security transactions ..       (4,555,909)
   Net unrealized depreciation of investments ................      (13,454,603)
                                                                  -------------
Total Net Assets .............................................    $ 176,062,718
                                                                  =============
Shares Outstanding ...........................................       20,858,205
                                                                  -------------
Net Asset Value ..............................................    $        8.44
                                                                  -------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Statement of Operations (unaudited)
                                         For the Nine Months Ended July 31, 2002
================================================================================

INVESTMENT INCOME:
   Interest .................................................      $ 10,105,551
                                                                   ------------

EXPENSES:
   Investment advisory fee (Note 3) .........................           525,237
   Administration fee (Note 3) ..............................           262,618
   Shareholder communications ...............................           136,773
   Audit and legal ..........................................            37,947
   Shareholder and system servicing fees ....................            35,570
   Directors' fees ..........................................            26,754
   Pricing service fees .....................................            12,285
   Custody ..................................................             6,552
   Other ....................................................             6,741
                                                                   ------------
   Total Expenses ...........................................         1,050,477
                                                                   ------------
Net Investment Income .......................................         9,055,074
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 4):
   Realized Loss From Security Transactions
   (excluding short-term securities):
      Proceeds from sales ...................................        49,204,453
      Cost of securities sold ...............................        49,420,725
                                                                   ------------
   Net Realized Loss ........................................          (216,272)
                                                                   ------------
   Increase in Net Unrealized Depreciation (Note 1) .........        (4,593,177)
                                                                   ------------
Net Loss on Investments .....................................        (4,809,449)
                                                                   ------------
Increase in Net Assets From Operations ......................      $  4,245,625
                                                                   ============

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Statements of Changes in Net Assets
                             For the Nine Months Ended July 31, 2002 (unaudited)
                                             and the Year Ended October 31, 2001
================================================================================

                                                             2002             2001
                                                             ----             ----
Operations:
   Net investment income ............................   $   9,055,074    $  12,153,225
   Net realized loss ................................        (216,272)        (733,106)
   Increase in net unrealized depreciation ..........      (4,593,177)      (3,386,185)
                                                        -------------    -------------
   Increase in Net Assets
     From Operations ................................       4,245,625        8,033,934
                                                        -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
   Net investment income ............................      (8,991,607)     (11,958,713)
                                                        -------------    -------------
   Decrease in Net Assets From
     Distributions to Shareholders ..................      (8,991,607)     (11,958,713)
                                                        -------------    -------------

FUND SHARE TRANSACTIONS (NOTE 6):
   Net asset value of shares issued for
     reinvestment of dividends ......................       1,241,152        2,166,492
                                                        -------------    -------------
   Increase in Net Assets From
     Fund Share Transactions ........................       1,241,152        2,166,492
                                                        -------------    -------------
Decrease in Net Assets ..............................      (3,504,830)      (1,758,287)

NET ASSETS:
   Beginning of period ..............................     179,567,548      181,325,835
                                                        -------------    -------------
   End of period* ...................................   $ 176,062,718    $ 179,567,548
                                                        =============    =============

* Includes undistributed net investment income of ...   $     486,911    $     298,182
                                                        =============    =============

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                       Notes to Financial Statements (unaudited)
================================================================================

      1. Significant Accounting Policies

      Municipal High Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked prices provided by an independent pricing service. Securities with no readily obtainable market quotations are valued at fair value as determined by an independent pricing service under the supervision of the Fund's Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement November 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the nine months ended July 31, 2002, interest income increased by $56,335, net realized loss increased by $6,257 and the change in net unrealized depreciation of investments increased by $50,078. In addition, the Fund recorded adjustments to increase the cost of securities and increase undistributed net investment income by $125,262 to reflect the cumulative effect of this change up to the date of the adoption.

[CLIP ART]                                       Municipal High Income Fund Inc.
                           Notes to Financial Statements (unaudited) (continued)
================================================================================

      2. Exempt-Interest Dividends and Other Distributions

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      3. Investment Advisory Agreement, Administration Agreement and Other Transactions

      Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. SBFM also acts as the administrator of the Fund for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

      All officers and two Directors of the Fund are employees of Citigroup or its affiliates.

      4. Investments

      During the nine months ended July 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases ..........................................                 $50,117,112
                                                                     ===========
Sales ..............................................                 $49,204,453
                                                                     ===========

      At July 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation ..........................           $  4,708,071
Gross unrealized depreciation ..........................            (18,162,674)
                                                                   ------------
Net unrealized depreciation ............................           $(13,454,603)
                                                                   ============

[CLIP ART]                                       Municipal High Income Fund Inc.
                           Notes to Financial Statements (unaudited) (continued)
================================================================================

      5. Capital Loss Carryforwards

      At October 31, 2001, the Fund had, for Federal income tax purposes, approximately $4,340,000 of capital loss carryforwards available to offset future capital gains. To the extent that these capital loss carryforwards are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on October 31 of the year indicated:

                                   2002       2003      2004      2005      2007      2008      2009
                                ----------  --------  --------  --------  --------  --------  --------
Carryforward amounts .........  $1,198,000  $270,000  $205,000  $400,000  $786,000  $748,000  $733,000

      6. Capital Shares

      At July 31, 2002, the Fund had 500,000,000 shares of capital stock authorized with a par value of $0.01 per share. Capital stock transactions were as follows:

                                      Nine Months Ended          Year Ended
                                        July 31, 2002         October 31, 2001
                                    ---------------------  ---------------------
                                     Shares      Amount     Shares      Amount
                                    --------   ----------  --------   ----------
Shares issued on reinvestment .....  150,097   $1,241,152   235,025   $2,166,492
                                    ========   ==========  ========   ==========

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                            Financial Highlights
================================================================================

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                     2002(1)         2001         2000         1999         1998         1997
                                    --------       --------     --------     --------     --------     --------
Net Asset Value,
  Beginning of Period ..........    $   8.67       $   8.86     $   9.00     $   9.77     $   9.76     $   9.53
                                    --------       --------     --------     --------     --------     --------
Income (Loss) From
Operations:
  Net investment income(2) .....        0.44           0.59         0.60         0.58         0.60         0.61
  Net realized and unrealized
    gain (loss)(2) .............       (0.24)         (0.20)       (0.16)       (0.76)        0.03         0.24
                                    --------       --------     --------     --------     --------     --------
Total Income (Loss) From
  Operations ...................        0.20           0.39         0.44        (0.18)        0.63         0.85
                                    --------       --------     --------     --------     --------     --------
Less Distributions From:
  Net investment income ........       (0.43)         (0.58)       (0.58)       (0.59)       (0.61)       (0.62)
  In excess of net investment
    income .....................          --             --           --           --        (0.01)          --
Total Distributions ............       (0.43)         (0.58)       (0.58)       (0.59)       (0.62)       (0.62)
                                    --------       --------     --------     --------     --------     --------
Net Asset Value,
  End of Period ................    $   8.44       $   8.67     $   8.86     $   9.00     $   9.77     $   9.76
                                    ========       ========     ========     ========     ========     ========
Total Return, Based on
  Market Value .................       (0.47)%++      13.85%        9.39%      (15.76)%       9.34%       17.22%
                                    ========       ========     ========     ========     ========     ========
Total Return, Based on
  Net Asset Value ..............        2.59%++        4.77%        5.97%       (1.79)%       6.75%        9.41%
                                    ========       ========     ========     ========     ========     ========
Net Assets,
  End of Period (000s) .........    $176,063       $179,568     $181,326     $184,085     $197,944     $194,133
                                    ========       ========     ========     ========     ========     ========
Ratios to Average Net Assets:
  Expenses .....................        0.80%+         0.82%        0.71%        0.73%        0.74%        0.74%
  Net investment income(2) .....        6.89+          6.74         6.72         6.08         6.07         6.38
Portfolio Turnover Rate ........          29%            15%          27%          27%          57%          35%

Market Value,
  End of Period ................    $  8.160       $  8.640     $  8.125     $  8.000     $ 10.125     $  9.875

(1)   For the nine months ended July 31, 2002 (unaudited).
(2)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the nine months ended July 31, 2002, those amounts would have been $0.43, $0.23 and 6.85% for net investment income, net realized and unrealized loss and the annualized ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

[CLIP ART]                                       Municipal High Income Fund Inc.
                            Financial Data Per Share of Common Stock (unaudited)
================================================================================

                                                                      Dividend
  Record      Payable       NYSE          Net Asset     Dividend   Reinvestment
   Date         Date    Closing Price*      Value*        Paid         Price
  ------      -------   -------------       ------      --------      -------
11/22/99     11/26/99       $7.938          $9.03        $0.0485       $7.74
12/27/99     12/30/99        7.313           8.86         0.0485        7.38
 1/25/00      1/28/00        7.750           8.70         0.0485        7.84
 2/22/00      2/25/00        7.813           8.65         0.0485        7.66
 3/28/00      3/31/00        7.438           8.80         0.0485        7.58
 4/25/00      4/28/00        7.625           8.76         0.0485        7.62
 5/23/00      5/26/00        7.750           8.60         0.0485        7.75
 6/27/00      6/30/00        7.563           8.74         0.0485        7.85
 7/25/00      7/28/00        8.094           8.78         0.0485        8.28
 8/22/00      8/25/00       8.4375           8.84         0.0485        8.51
 9/26/00      9/29/00       8.1875           8.83         0.0485        8.36
10/24/00     10/27/00       8.1250           8.86         0.0485        8.10
11/20/00     11/24/00        8.060           8.25         0.0485        7.96
12/26/00     12/29/00       8.0625           8.81         0.0485        8.49
 1/23/01      1/26/01       8.8125           8.79         0.0485        8.61
 2/20/01      2/23/01        8.740           8.77         0.0485        8.60
 3/27/01      3/30/01        8.380           8.77         0.0485        8.57
 4/24/01      4/27/01        8.680           8.67         0.0485        8.50
 5/22/01      5/25/01        8.620           8.69         0.0485        8.52
 6/26/01      6/29/01        8.630           8.71         0.0485        8.54
 7/24/01      7/27/01        8.570           8.75         0.0485        8.57
 8/28/01      8/31/01        8.890           8.83         0.0485        8.65
 9/25/01      9/28/01        8.300           8.71         0.0485        8.54
10/23/01     10/26/01        8.630           8.70         0.0485        8.53
11/27/01     11/30/01        8.500           8.59         0.0485        8.42
12/24/01     12/28/01        7.890           8.42         0.0485        8.16
 1/22/02      1/25/02        8.300           8.45         0.0485        8.28
 2/19/02      2/22/02        8.350           8.40         0.0485        8.23
 3/19/02      3/22/02        8.160           8.34         0.0485        8.11
 4/23/02      4/26/02        8.070           8.36         0.0485        8.18
 5/28/02      5/31/02        8.120           8.36         0.0485        8.19
 6/25/02      6/28/02        8.160           8.43         0.0465        8.25
 7/23/02      7/26/02        8.070           8.46         0.0465        8.22

----------
* As of record date.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                          Dividend Reinvestment Plan (unaudited)
================================================================================

      The Fund's policy, which may be changed by the Fund's Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund's common stock. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend, net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to the shareholders at least once a year.

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose common stock is registered in his or her own name will have all distributions reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC, as dividend-paying agent.

      The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the common stock is equal to or exceeds 98% of net asset value ("NAV") per share on the determination date (generally, the record date for the distribution), participants will be issued shares of common stock valued at the greater of (1) 98% of the NAV or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to NAV, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund's net assets will be proportionately diluted.

      If 98% of the NAV per share of the common stock at the time of valuation (which is the close of business on the determination date) exceeds the market price of common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds 98% of what the NAV per share of the common stock was at the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (1) 98% of the NAV per share as of the valuation time, or (2) 95% of the then current market price. In this case, the number of shares of common stock received by a Plan participant will be based on the

[CLIP ART]                                       Municipal High Income Fund Inc.
                              Dividend Reinvestment Plan (unaudited) (continued)
================================================================================

weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share price paid by PFPC may exceed 98% of the NAV per share of the common stock. PFPC will begin to purchase common stock on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

      PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges shall apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC or the Fund on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

                              --------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market. As of July 31, 2002, the Fund has not repurchased any shares.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                          Management of the Fund
================================================================================

Directors

Allan J. Bloostein
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
R. Jay Gerken
Paul Hardin
William R. Hutchinson
Heath B. McLendon, Chairman
George M. Pavia

Charles F. Barber, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

R. Jay Gerken
Executive Vice President

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Michael J. Maher
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

Smith Barney Fund Management LLC
333 West 34th Street
New York, New York 10001

Transfer Agent

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

                                   [CLIP ART]

This report is intended only for shareholders of Municipal High Income Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                         Municipal High Income Fund Inc.
                                125 Broad Street
                                10th Floor, MF-2
                               New York, NY 10004


                              FD01013 9/02 02-3772